EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT
This Fifth Amendment to Credit Agreement (this “Amendment”) dated as of January 31, 2019, is between Oil‑Dri Corporation of America (the “Company”) and BMO Harris Bank N.A. (the “Bank”).
PRELIMINARY STATEMENTS
A.    The Company, the Domestic Subsidiaries of the Company, and the Bank are parties to a Credit Agreement dated as of January 27, 2006 (as amended and restated from time to time, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Credit Agreement.
B.    The Company and the Bank have agreed to amend the Credit Agreement under the terms and conditions set forth in this Amendment.

SECTION 1.	AMENDMENTS.
Upon satisfaction of the conditions precedent contained in Section 3 below, the Credit Agreement shall be and hereby is amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex A attached hereto (as amended, the “Amended Credit Agreement”). Bank hereby agrees that delivery of the amended and restated Schedule 5.2 set forth in Annex A attached hereto fully satisfies any and all delivery or notice requirements set forth in Section 7.16 of the Credit Agreement arising prior to the date hereof with respect to any of the Subsidiaries formed or acquired and disclosed on such Schedule 5.2.

SECTION 2.	REPRESENTATIONS.
In order to induce the Bank to execute and deliver this Amendment, the Company hereby represents and warrants to the Bank that, after giving effect to this Amendment, (a) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct in all material respects (or in all respects to the extent subject to or qualified by materiality or similar concepts) on and as of the date of this Amendment as if made on and as of the date hereof and as if each reference therein to the Credit Agreement referred to the Amended Credit Agreement and (b) no Default or Event of Default exists under the Credit Agreement.

SECTION 3.	CONDITIONS PRECEDENT.

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This Amendment shall become effective upon satisfaction of the following conditions precedent:
3.1.    The Company and the Bank shall have executed and delivered this Amendment, and each Guarantor shall have executed and delivered its consent to this Amendment in the space provided for that purpose below.
3.2.    The Bank shall have received a duly executed replacement Note of the Company in the form attached to the Amended Credit Agreement as Exhibit A.
3.3.    The Bank shall have received an upfront fee in an amount equal to $30,000, which fee shall be fully-earned when due and non-refundable when paid.
3.4.    The Bank shall have received copies of resolutions of the Board of Directors (or similar governing body, including any executive committee of any such Board) of the Company and each Guarantor authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party entered in connection herewith and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on each Person’s behalf, all certified in each instance by its Secretary or Assistant Secretary.
3.5.    The Bank shall have received a current good standing certificate for the Company and each Guarantor from the jurisdiction where it is organized.
3.6.    The Bank shall have received the favorable written opinion of counsel to the Company and the Guarantors.
3.7.    Legal matters incident to the execution and delivery of this Amendment and the replacement Note shall be satisfactory to the Bank and its counsel.

SECTION 4.	MISCELLANEOUS.
4.1.    Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.2.    The Company agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment and the replacement Note.
4.3.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of executed counterparts of this Amendment by facsimile transmission or by e‑mail transmission of a portable document format file (also known as a “PDF” file) shall be effective as an original. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.
[SIGNATURE PAGES TO FOLLOW]

This Fifth Amendment to Credit Agreement is dated as of the date first above written.
OIL‑DRI CORPORATION OF AMERICA, as the Company

By	/s/ Susan M. Kreh
Name: Susan M. Kreh
Title: Chief Financial Officer
BMO HARRIS BANK N.A., as the Bank

By	/s/ Kendal B. Cross
Name: Kendal B. Cross
Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement —
Oil‑Dri Corporation of America]

GUARANTORS’ ACKNOWLEDGMENT, CONSENT, AND REAFFIRMATION
Each of the undersigned has heretofore guaranteed the due and punctual payment of all present and future Obligations pursuant to Section 9 of the Credit Agreement and hereby consents to the Fifth Amendment to the Credit Agreement as set forth above and confirms that all of the obligations of the undersigned thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Bank is relying on the assurances provided for herein and entering into this Amendment and maintaining credit outstanding to the Company under the Credit Agreement as so amended.

OIL-DRI CORPORATION OF GEORGIA	OIL-DRI PRODUCTION COMPANY

By /s/ Susan M. Kreh	By /s/ Susan M. Kreh
Title:    Vice President        Title:    Vice President

MOUNDS PRODUCTION COMPANY, LLC	MOUNDS MANAGEMENT, INC.

By	Mounds Management, Inc.
Its Managing Member

By /s/ Susan M. Kreh	By /s/ Susan M. Kreh
Title:    Vice President        Title:    Vice President

BLUE MOUNTAIN PRODUCTION COMPANY	AMLAN INTERNATIONAL

By /s/ Susan M. Kreh	By /s/ Susan M. Kreh
Name:    Susan M. Kreh        Name:    Susan M. Kreh
Title:    Vice President        Title:    Vice President
TAFT PRODUCTION COMPANY
By /s/ Susan M. Kreh
Name: Susan M. Kreh
Title: Vice President

[Signature Page to Guarantors’ Acknowledgment, Consent, and Reaffirmation —
Oil‑Dri Corporation of America]

ANNEX A
AMENDED CREDIT AGREEMENT
[Attached].